EXHIBIT 10(gg)
                                 QUITCLAIM DEED

SBSB PROPERTIES LIMITED PARTNERSHIP, a Delaware Limited partnership, for consideration paid, and in full consideration of SIX HUNDRED NINETY-EIGHT THOUSAND EIGHT HUNDRED SEVENTY-FIVE and NO/100 ($698,875.00) DOLLARS, grants to SOUTH BOSTON SAVINGS BANK, a Massachusetts banking corporation, duly organized and existing under and by virtue of the laws of the Commonwealth of Massachusetts, having its principal place of business at 460 West Broadway, South Boston, Suffolk County, Massachusetts, with QUITCLAIM COVENANTS those certain parcels of land with buildings thereon, more particularly described as follows:

PARCEL I

312-320 WEST THIRD STREET, SOUTH BOSTON

     A certain parcel of land with the buildings thereon known as and numbered 312-320 West Third Street, South Boston, Suffolk County, Massachusetts, more particularly described as follows:

The land in said Boston, with the buildings thereon, situated in that part of said Boston called South Boston, bounded and described as follows:

SOUTHERLY              by West Third Street eighty-one (81) feet;

NORTHWESTERLY          by land formerly of Wm. Tudor one hundred (100) feet;

NORTHEASTERLY          by a 30 foot street called Bolton street eighty-one (81)
                       feet;

SOUTHEASTERLY          by land now or formerly of John Winslow one hundred (100)
                       feet and containing 8100 square feet.

     Parcel I being the same conveyed by Deed of Gordon Kennedy, a/k/a/ H. Gordon Kennedy, Trustee of The 312-320 West Third Street Nominee Trust of 1988 under Declaration of Trust dated July 21, 1988 and recorded with the Suffolk Registry in Book 14885, Page 334, dated July 22, 1988 and recorded with the Suffolk Registry in Book 14896, Page 318.

PARCEL II

1839 AND 1841 CENTRE STREET, WEST ROXBURY

A certain parcel of land together with buildings thereon known as and numbered 1839 and 1841 Centre Street, situated in that part of said Boston, formerly West Roxbury, bounded and described as follows:

SOUTHEASTERLY          by the new line of Centre Street, seventy-four and 67/100
                       (74.67) feet;

NORTHEASTERLY          by Lot A on a plan hereinafter mentioned, sixty-four and
                       5/10 (64.5) feet;

NORTHEASTERLY          again by Lot B on said plan, forty-six and 7/10 (46.7)
                       feet;

NORTHERLY              by Lot 8 on said plan, fifty-six and 32/100 (56.32) feet;

WESTERLY by Lot 5 on said plan, one hundred twenty-seven and 14/100 (127.14) feet.

     Containing according to said plan seven thousand eight hundred and sixty-seven (7,867) square feet, be any and all said measurements more or less. Said premises are shown as Lot C on a plan entitled "Survey in West Roxbury, September 1919, J. Lewis Carr, C.E." recorded with the Suffolk Registry, in Book 4255, Page 229.

     Parcel II being the same premises conveyed by deed of Janie L. MacLellan a/k/a Janie L. McLellan dated January 27, 1993 recorded with the Suffolk Registry in Book 18013, Page 40.

PARCEL III

1833 CENTRE STREET, WEST ROXBURY

A certain parcel of land together with the buildings thereon known and numbered as 1833 Centre Street, situated in West Roxbury District of the City of Boston, Commonwealth of Massachusetts, bounded and described as follows:

Beginning at the easterly corner of a lot, at the westerly corner of Centre Street and Maple Street, thence;

SOUTHWESTERLY          bounding southeasterly on said Centre Street one hundred
                       (100) feet to land now or late of James R. McCue and wife; thence

NORTHWESTERLY          bounding southwesterly on said McCue land sixty-four and
                       5/10 (64.5) feet to an angle; thence

NORTHWESTERLY          bounding southwesterly on sai d McCue land five and 5/10
                       (5.5) feet to a corner; thence

NORTHEASTERLY          bounding northwesterly on land now or lately of Jennie
                       Blaikie et al, one hundred eleven (111) feet, more or less, to said Maple Street, at a point forty-two and 76/100 (42.76) feet from the westerly corner of said
                       Centre Street and Maple Street; thence

SOUTHEASTERLY          bounding northeasterly on said Maple Street forty-two and
                       76/100 (42.76) to the point of beginning.

Said parcel comprises the whole of Lot lettered "A" and a portion of Lot lettered "B" on that plan entitled "Survey in West Roxbury, September, 1919, J. Lewis Carr, C.E., Chelsea, Mass." and recorded with the Suffolk Registry, Book 4255, Page 229. All as shown on plan of Land in Boston, Mass., West Roxbury District, dated November 30, 1934 by Henry F. Bryant and Son, Engineers, which plan is recorded with the Suffolk Registry in Book 5572, Page 463.

PARCEL IV

6 MAPLE STREET, WEST ROXBURY

The land with the buildings thereon, known and numbered as 6 Maple Street, situated in the part of Boston called "West Roxbury", County of Suffolk, Commonwealth of Massachusetts, shown as part of Lot B on Plan dated September, 1919 by J. Lewis Carr, C.E., recorded with the Suffolk Registry in Book 4255, Page 229, bounded and described as follows:

NORTHERLY              by lot 8 on said plan, one hundred twenty-three and 1/100
                       (123.1) feet;

WESTERLY               by Lot C on said plan, forty-one and 20/100 (41.20) feet;

SOUTHERLY              by land formerly of Sun Oil Company, and conveyed to the
                       Eliot Savings Bank by Deed of City Bank and Trust
                       Company, one hundred twelve and 56/100 (112.56) feet;

EASTERLY               by Maple Street, thirty-nine and 71/100 (39.71) feet.

Parcels III and IV being the same premises conveyed by deed of South Boston Savings Bank to SBSB Properties Limited Partnership dated February 19, 1991 and recorded with the Suffolk Registry in Book 16717, Page 150.

     Massachusetts deed excise stamps have been affixed hereto in the amount of $3,187.44 and subsequently canceled prior to recording.

     Executed as a sealed instrument this ___ day of _______, 1995.


                                      SBSB Properties Limited Partnership,
                                      a Delaware limited partnership
                                      By:  SBSB Holdings, Inc., a Delaware
                                           corporation, its sole General Partner

________________________              By:  ______________________________
Witness                                    Name:  Paul A. Archibald
                                           Title: Treasurer



                         COMMONWEALTH OF MASSACHUSETTS

___________  ss.                                  ________________   , 1995

         Then personally appeared the above-named Paul A. Archibald, Treasurer of SBSB Holdings, Inc., sole General Partner of SBSB Properties Limited Partnership, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of such corporation, as sole General Partner, before me,

                                           ---------------------------
                                           Notary Public
                                           My commission expires: